Semiannual Report

                 NEW
                 HORIZONS
                 FUND

                 --------------
                 JUNE  30, 2000
                 --------------

[LOGO OF T. ROWE PRICE]

T. ROWE PRICE

REPORT HIGHLIGHTS

New Horizons Fund

 . The market was exceedingly volatile during the period, though most indices produced nearly flat results.

 . Your fund posted very strong returns that were superior to its benchmarks, largely due to well-timed technology purchases.

 . We increased exposure to technology and health care and trimmed business services.

 . We are hopeful that the improved relative performance of small stocks in general and your fund in particular will persist.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Investors needed to keep their seat belts fastened in the first half of the year as stock market volatility reached unprecedented levels. Led by highflying technology and biotechnology shares, the market added to its 1999 advance early in the year before suffering a vicious correction primarily in these same sectors between March and May. A June rally, however, left the large-cap dominated S&P 500 little changed from year-end levels.

Small-cap stocks somewhat outperformed their large-cap brethren, and the Russell 2000 Index rose 3.04% in the first half. Your fund, which focuses on small-cap growth issues, did even better, rising 10.53% for the six-month period. These results easily surpassed the relevant market and competitive fund benchmarks. Its 12-month gain of 36.32% is also ahead of these benchmarks and is one of its best one-year showings ever. We were pleased to see the trend of improved relative performance of small-caps continue. Your fund's strong showing is attributable to its broadly diversified approach across all sectors of the small-cap growth market. For example, while technology stocks fell sharply from their peaks early in the year, most other sectors of the portfolio held up reasonably well.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/00             6 Months      12 Months
---------------------------------------------------------
New Horizons Fund                  10.53%          36.32%
Russell 2000 Growth Index           1.23           28.39
Russell 2000 Index                  3.04           14.32
Lipper Small Cap Fund Index         4.58           35.27
S&P 500                            -0.43            7.24

MARKET ENVIRONMENT

Extremely strong U.S. economic growth, a global economic recovery, and robust corporate earnings increases continued to provide an excellent backdrop for the stock market. Increasing productivity gains, spurred by continued investments in technology, remained a long-term positive for the economy and the market, as did the growing federal budget surplus.

The major stock market indices stalled out in the middle of the first half primarily because investors feared a pickup in inflation. Other than energy prices, which rose sharply between January and June, core inflation rates remained in the 2% to 3% range. Nonetheless, near-full employment and an economy that has been growing above sustainable levels spooked investors. The Fed took preemptive action, raising the fed funds rate three times to 6.5% (for a total of six increases in the past 12 months). Despite the sharp rise, long-term Treasury bond rates actually fell during the period due to rising estimates of the federal budget surplus. It appears that the Fed's moves are beginning to soften the economy's excesses as GDP growth in the second quarter slowed markedly from the past few quarters.

The year began on a highly speculative note with huge price spikes in last year's technology and biotechnology leaders. A frothy initial public offering market added to the speculative environment. Biotechnology stocks peaked in February and electronic-based technology issues topped out in March. The technology-laden Nasdaq Composite Index plummeted 37% from its peak in March to its low in late May--that index's sharpest falloff since 1990--and many former market leaders declined in excess of 50%. "Old economy" companies held up reasonably well while most "new economy" stocks, including the highflying Internet sector, fell sharply. A market recovery in June partially reversed the damage of the decline.

The volatile small-cap stock sector managed to show respectable gains for the first half of the year. Within the small-cap market, growth issues were only able to recoup part of their declines and thus under-performed value for the first time in several years. However, small-cap growth maintained a very large performance margin for the 12 months due to last year's strong technology-led market.

-----------------------
SMALL-CAP STOCK RETURNS
----------------------------------------------------

Periods Ended 6/30/00          6 Months    12 Months
----------------------------------------------------
Russell 2000 Index             3.04%       14.32%
Russell 2000 Growth Index      1.23        28.39
Russell 2000 Value Index       5.85        -0.94

Average stock market volatility surged in the first half of the year to levels not seen since the 1930s, a worrisome sign. Volatility in the Nasdaq was even higher, reaching all-time highs. According to the Leuthold Group, a stock market research firm, the Nasdaq market experienced daily moves of 1% or more in 79% of the trading days in the first half and 3% or more in 33% of the days. For purposes of comparison, there have been eight years since the inception of the Nasdaq in 1972 in which there were no daily moves of 3% or more.

PORTFOLIO REVIEW

The fund's strong first-half performance is attributable to several factors. First, unlike many small-cap growth funds, we did not have a disproportionately high weighting in tech stocks--28% of assets at the beginning of the year. We still benefited from the strength in the sector in winter but did not suffer as much as our more aggressive competitors in the March through May decline. In addition, we opportunistically added to our technology holdings during the correction, which helped performance near quarter-end. By June 30, the tech position was 32%.

Another contributing factor was strength in our heaviest industry concentrations. Semiconductor stocks, close to half of our technology holdings, were far and away the best performers in the volatile technology sector. Biotechnology and drug delivery stocks, which dominate our health care investments, were also excellent performers despite extreme volatility. As noted in the table later in the report, semiconductor holdings comprised five of the top-10 contributors to performance in the six-month period while biotechnology stocks accounted for four of the top 10. Within semiconductors, Burr Brown was our best performer, more than doubling in price in the first six months due to strong results but also to an agreement to merge with Texas Instruments announced at the end of June. Altera, Analog Devices, Xilinx, and Maxim Integrated Products, all longtime holdings, were other strong semiconductor contributors. Within biotechnology and drug delivery, COR Therapeutics tripled in price during the period and was our biggest contributor, and Inhale Therapeutics, Alkermes, and Alexion Pharmaceuticals were up about 100% or better.

With the exception of energy, all other major sectors of the portfolio declined. Within energy, our top holdings, BJ Services and Smith International, rose nearly 50% each. Consumer stocks and business services holdings were generally lackluster, with apparel and retailing and many media issues showing the most weakness. While the technology sector had many of our best performers, it also contained some of the worst: the sharp mid-period correction severely punished many software and Internet e-commerce issues that had risen to unsustainably high valuations. Liberate Technologies, a leading software company involved in facilitating interactive television, was one of last year's top performers but declined approximately 50% in the first half. Several technology holdings fell in response to disappointing fundamentals, including Synopsys, Parametric Technology, Electronics for Imaging, and Great Plains Software.

----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------

                      6/30/99  12/31/99   6/30/00
--------------------------------------------------
Financial                 4%       3%         3%
Health Care              12       15         17
Consumer                 18       14         11
Technology               23       28         32
Business Services        36       32         27
Energy                    3        3          4
Industrial                2        1          1
Reserves                  2        4          5
--------------------------------------------------
Total                   100%     100%       100%

In terms of sector weighting shifts, the biggest increase was in technology, as discussed. Health care increased from 15% to 17% of the portfolio due to the strong performance of our biotechnology holdings and despite some opportunistic cutbacks in the group during its first-quarter spike. The major reduction was in business services holdings, where we trimmed under-performing areas and where several portfolio companies, including longtime food distributor holding US Foodservice, were taken over. The business services weighting fell from 32% to 27%.

OUTLOOK

Overall economic conditions remain favorable for stock prices. Economic growth and corporate profit gains have been stronger than even the most optimistic forecasters had predicted. The Fed's steady hand has raised short-term rates three times so far this year and it appears that GDP growth will fall back to a more sustainable 3% to 4% rate. Continued high corporate spending on productivity-enhancing technology investments remains a positive for the economy and for most technology companies. Corporate earnings growth remains robust and the number of earnings shortfalls quite reasonable. This fall's presidential and congressional elections remain a wildcard, but both parties seem to be moving to the center so as not to alienate many voters.

The first-half correction reined in much of the earlier speculative behavior of investors, which is positive for the market. Retail mutual fund flows remain positive but at lower levels than the peak rates at the beginning of the year. Stock market supply/demand forces seem to be in balance with the reduced net new fund inflows being offset by a sharp decline in the amount of new financing by corporations. Merger activity and corporate share repurchases continue at high levels.

The main market conundrum is the continuing wide valuation disparities in the market. Technology companies clearly have the best environment for continued strong sales and earnings growth, but their valuations remain exceedingly high by any historical measure. Most other sectors sell at historically moderate valuations but have less visible growth opportunities and have experienced more earnings shortfalls.

These conditions are particularly true in the small-cap market. The overall relative P/E of the New Horizons Fund compared to the S&P 500 P/E rose from 1.03 at year-end to 1.33 as of June 30. Our technology and biotechnology holdings are the principal drivers of the higher relative valuation level for the fund. Other sectors of the portfolio continue to sell at significant discounts to the market. This valuation anomaly leads us to maintain a broadly diversified small-cap growth portfolio across all sectors. We will add to the faster-growing sectors and companies in the portfolio, but only opportunistically.

We are encouraged by the improved relative performance of small stocks in general and the New Horizons Fund in particular over the past year. We believe the portfolio will continue to deliver attractive returns to investors in the years to come.

Respectfully submitted,

/s/ John H. Laporte

John H. Laporte
President and Chairman of the Investment Advisory Committee

July 28, 2000

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                             [PLOT POINTS TO COME]



                                    [GRAPH]

                             [PLOT POINTS TO COME]


Note: The fund's P/E ratio is an average, unweighted number based on 12-month forward earnings per share as estimated by the fund's investment manager at each quarter-end.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/00
--------------------------------------------------------------------------------

Burr Brown                                                                  2.3%
Maxim Integrated Products                                                   2.0
Altera                                                                      1.8
Analog Devices                                                              1.8
Infinity Broadcasting                                                       1.3
--------------------------------------------------------------------------------

BJ Services                                                                 1.2
Catalina Marketing                                                          1.2
VoiceStream Wireless                                                        1.1
COR Therapeutics                                                            1.1
Lattice Semiconductor                                                       1.1
--------------------------------------------------------------------------------

Xilinx                                                                      1.1
Radian Group                                                                1.1
Inhale Therapeutic Systems                                                  1.0
Pegasus Communications                                                      1.0
Electronic Arts                                                             1.0
--------------------------------------------------------------------------------

Abgenix                                                                     1.0
Informatica                                                                 0.9
WebTrends                                                                   0.9
Cognex                                                                      0.9
Alkermes                                                                    0.9
--------------------------------------------------------------------------------

Orthodontic Centers of America                                              0.9
BISYS Group                                                                 0.9
ISS Group                                                                   0.9
Concord Communications                                                      0.9
NetIQ                                                                       0.9
--------------------------------------------------------------------------------

Total                                                                      29.2%
--------------------------------------------------------------------------------


Note: Table excludes reserves.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended 6/30/00

Ten Best Contributors                      Ten Worst Contributors
--------------------------------------------------------------------------------

Burr Brown                       44 cents  Liberate Technologies       -30 cents
Altera                           33        Synopsys                     22
Analog Devices                   32        Parametric Technology        17
Xilinx                           27        Electronics for Imaging      17
COR Therapeutics                 23        VoiceStream Wireless *       15
Inhale Therapeutic Systems       23        Great Plains Software        14
Maxim Integrated Products        21        Iron Mountain                12
Alkermes                         16        Urban Outfitters             10
Orthodontic Centers of America   15        CyberSource                  10
Alexion Pharmaceutical           14        EGL                           9
-----------------------------------------  -------------------------------------
Total                           248 cents  Total                      -156 cents


12 Months Ended 6/30/00

Ten Best Contributors                      Ten Worst Contributors
--------------------------------------------------------------------------------
Analog Devices                   66 cents  VoiceStream Wireless *      -15 cents
Burr Brown                       55        CSK Auto                     14
Xilinx                           51        Sylvan Learning Systems      14
Omnipoint **                     50        Lason **                     13
Altera                           42        Synopsys                     13
Maxim Integrated Products        37        Henry Schein                 13
Inhale Therapeutic Systems       30        Electronics for Imaging      13
Optical Coating Laboratory **    29        Comfort Systems USA          12
Abgenix                          29        Affiliated Computer Services 11
COR Therapeutics                 28        National Data **             10
-----------------------------------------  -------------------------------------
Total                           417 cents  Total                      -128 cents


 * Position added
** Position eliminated

8
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

NEW HORIZONS FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                             [PLOT POINTS TO COME]



------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 6/30/00               1 Year    3 Years    5 Years   10 Years
---------------------------------------------------------------------------
New Horizons Fund                   36.32%    19.09%      20.16%    18.25%

Income return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. ROWE PRICE NEW HORIZONS FUND
-------------------------------------------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS                                                 For a share outstanding throughout each period
-------------------------------------------------------------------------------------------------------------------

                                        6 Months         Year
                                           Ended        Ended
                                         6/30/00     12/31/99      12/31/98     12/31/97     12/31/96      12/31/95
NET ASSET VALUE
Beginning of period                    $   27.53    $   23.34     $   23.30    $   21.77    $   20.50     $   14.76

Investment activities
  Net investment
  income (loss)                            (0.08)       (0.15)        (0.15)       (0.12)       (0.08)        (0.04)
  Net realized and
  unrealized gain (loss)                    2.98         7.36          1.46         2.23         3.54          8.19
  Total from
  investment activities                     2.90         7.21          1.31         2.11         3.46          8.15
Distributions
  Net realized gain                           --        (3.02)        (1.27)       (0.58)       (2.19)        (2.41)

NET ASSET VALUE
End of period                          $   30.43    $   27.53     $   23.34    $   23.30    $   21.77     $   20.50
                                       ============================================================================
Ratios/Supplemental Data

Total return*                              10.53%       32.52%         6.25%        9.77%       17.03%        55.44%
Ratio of total expenses to
average net assets                          0.88%+       0.90%         0.89%        0.88%        0.90%         0.90%
Ratio of net investment
income (loss) to average
net assets                                 (0.53)%+     (0.66)%       (0.65)%      (0.57)%      (0.41)%       (0.23)%
Portfolio turnover rate                     47.5%+       44.7%         41.2%        45.2%        41.4%         55.9%

Net assets, end of period
(in millions)                          $   7,163    $   6,022     $   5,228    $   5,104    $   4,363     $   2,855

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+ Annualized


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000


------------------------
PORTFOLIO OF INVESTMENTS                              Shares             Value
--------------------------------------------------------------------------------
                                                                  In thousands

EQUITY INVESTMENTS ** 94.7%

FINANCIAL 3.0%

Insurance 1.4%
Mutual Risk Management                               625,000     $      10,820
Presidential Life                                    977,200            13,528
Radian Group                                       1,500,000            77,625
                                                                 -------------
                                                                       101,973
                                                                 -------------
Financial Services 1.6%
Affiliated Managers Group *                          400,000            18,200
E*TRADE Group *                                      210,000             3,458
eSpeed (Class A) *                                   400,000            17,388
Financial Federal *+                                 900,000            15,638
Investors Financial Services                         320,000            12,710
Jones Lang Lasalle *                                 350,000             4,681
Legg Mason                                           600,000            30,000
NextCard *                                         1,000,000             8,469
                                                                       110,544
                                                                 -------------
Total Financial                                                        212,517
                                                                 -------------

HEALTH CARE 16.6%

Pharmaceuticals 1.7%
Alkermes *                                         1,370,000            64,518
Emisphere Technologies *                              50,700             2,159
King Pharmaceuticals *                               200,000             8,775
Magainin Pharmaceuticals, Warrants, 8/6/01           392,946                 0
Noven Pharmaceuticals *                              525,000            15,783
Shire Pharmaceuticals ADR *                          450,000            23,372
Trega Biosciences *+ ++ (S)                        1,333,334             3,788
                                                                 -------------
                                                                       118,395
                                                                 -------------
Biotechnology 11.6%
Abgenix *                                            573,600            68,742
Affymetrix *                                         262,600            43,354
Alexion Pharmaceuticals *                            605,000            43,257
Anesta *                                             600,000            14,906
Aurora Biosciences *                                 520,000            35,344


11
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------



                                                    Shares                 Value
--------------------------------------------------------------------------------
                                                                    In thousands

Cephalon *                                                 731,300 $      44,472
Charles River Laboratories International *                 410,300         9,104
COR Therapeutics *                                         950,000        81,017
Cubist Pharmaceuticals *                                   400,000        19,713
CV Therapeutics *                                           25,000         1,739
Doubletwist (Series D) * ++ (S)                          2,657,807         4,000
Epix Medical *                                             550,000         8,198
Exelixis *                                                 190,000         6,306
Gene Logic *                                               250,000         8,930
Gilead Sciences *                                          680,000        48,386
Human Genome Sciences *                                    210,000        28,002
IDEC Pharmaceuticals *                                     136,900        16,056
Imclone Systems *                                          135,000        10,323
Incyte Genomics *                                          322,600        26,504
Inhale Therapeutic Systems *                               725,000        73,565
Insmed *                                                   700,000         2,363
Invitrogen *                                               140,000        10,531
LJL Biosystems *                                           323,600         6,260
Neurocrine Biosciences *                                 1,055,700        37,378
NPS Pharmaceuticals *+                                   1,452,000        39,022
Pharmacopeia *                                             105,000         4,856
Qiagen *                                                    50,000         8,700
QLT *                                                      725,000        56,301
Serologicals *+                                          1,825,000         9,182
Transkaryotic Therapies *                                   50,000         1,836
Triangle Pharmaceuticals *                               1,700,000        15,619
Trimeris *                                                 341,400        23,887
Viropharma *                                               490,800         7,699
Visible Genetics *                                         375,000        16,898
                                                                   -------------
                                                                         832,450
                                                                   -------------
Medical Instruments and Devices 1.7%
Advanced Neuromodulation Systems *                         250,000         4,203
Aspect Medical Systems *                                    25,000           674
Mentor                                                   1,000,000        27,156
Mettler Toledo International *                             370,000        14,800
Molecular Devices *                                        100,000         6,916
Novoste *                                                  208,800        12,737
Packard BioScience *                                       600,000        10,181

12
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--------------------------------------------------------------------------------



                                                          Shares           Value
--------------------------------------------------------------------------------
                                                                    In thousands

ResMed *                                                 500,000   $      13,375
Sybron International *                                 1,000,000          19,813
Waters *                                                 112,000          13,979
                                                                   -------------
                                                                         123,834
                                                                   -------------

Health Care Services 1.6%
AmeriPath *                                            1,000,000           8,750
Boron Lepore & Associates *+                           1,030,000           9,463
Immunomedics *                                           100,000           2,431
Medical Manager *                                        361,000          12,285
Omnicare                                               2,000,000          18,125
Omnicare, Warrants, 8/11/00 *                            105,253               0
Renal Care Group *                                     2,125,000          51,996
Total Renal Care Holdings *                            1,940,400          11,643
                                                                   -------------
                                                                         114,693
                                                                   -------------
Total Health Care                                                      1,189,372
                                                                   -------------

CONSUMER 11.2%

Soft Goods Retailers 0.8%
Jo Ann Stores (Class B) *                                470,000           3,584
Pacific Sunwear *                                      1,250,000          23,476
Tuesday Morning *                                      1,600,000          16,450
Urban Outfitters *+                                    1,250,000          11,055
                                                                   -------------
                                                                          54,565
                                                                   -------------

Hard Goods Retailers 2.9%
Casey's General Stores                                 2,000,000          20,813
CSK Auto * +                                           2,000,000          15,125
Discount Auto Parts *                                    798,700           7,987
Duane Reade *+                                         1,500,000          38,625
Family Dollar Stores                                   1,500,000          29,344
O'Reilly Automotive *                                  2,000,000          27,562
Office Depot *                                           600,000           3,750
Sonic Automotive *                                     1,000,000          10,688
TSC +                                                    800,000          13,275
Tweeter Home Entertainment Group *                       800,000          24,050
Ultimate Electronics                                     300,000           8,034
Wild Oats Markets *                                      700,000           8,750
                                                                   -------------
                                                                         208,003
                                                                   -------------

13
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T. ROWE PRICE NEW HORIZONS FUND
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                                                          Shares           Value
--------------------------------------------------------------------------------
                                                                    In thousands
Consumer Nondurables 1.6%
American Italian Pasta (Class A) *                       500,000   $      10,344
Natrol *                                                 600,000           2,025
Nautica Enterprises *+                                 1,750,000          18,758
Quicksilver * +                                        1,250,000          19,453
Rayovac *                                                850,000          19,018
Wesley Jessen VisionCare *+                            1,260,000          47,368
                                                                   -------------
                                                                         116,966
                                                                   -------------

Restaurants 1.8%
O' Charley's *                                           267,400           3,635
Outback Steakhouse *                                   1,750,000          51,188
P. F. Chang's China Bistro *                             500,000          15,984
Papa John's International *                              750,000          18,398
Sonic *+                                               1,350,000          39,699
                                                                   -------------
                                                                         128,904
                                                                   -------------

Entertainment 1.8%
American Classic Voyages *                               750,000          15,211
Dover Downs Entertainment                                150,000           2,100
Imax *                                                 1,000,000          22,687
Intrawest                                                300,000           5,700
Premier Parks *                                          399,000           9,077
SFX Entertainment (Class A) *                          1,250,000          56,641
Speedway Motorsports *                                   500,000          11,500
Vail Resorts *                                           610,000           9,951
                                                                   -------------
                                                                         132,867
                                                                   -------------

Consumer Services 2.3%
Advantage Learning Systems *                             250,000           3,836
Apollo Group (Class A) *                               1,500,000          41,953
Avis Group Holdings *                                  1,292,500          24,234
Bright Horizons Family Solution *                        500,000          10,672
Caliber Learning Network *                               560,000           2,275
Devry *                                                  300,000           7,931
Extended Stay America *                                2,000,000          18,500
School Specialty *                                       400,000           7,413
Strayer Education +                                      800,000          19,125
Sunterra *                                             1,250,000             288
Sylvan Learning Systems *                              2,000,000          27,437
                                                                   -------------
                                                                         163,664
                                                                   -------------
Total Consumer                                                           804,969
                                                                   -------------

14
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                                                          Shares           Value
--------------------------------------------------------------------------------
                                                                    In thousands

TECHNOLOGY 31.6%

Computer Software 9.5%
Active Software *                                        500,000   $      38,859
Actuate *                                              1,100,000          58,678
Avant *                                                  500,000           9,344
Electronic Arts *                                        943,500          68,846
Eloquent *                                               300,000           2,695
Excalibur Technologies *+                                750,000          29,883
Firepond *                                               635,000          22,880
Great Plains Software *                                  600,000          11,756
Informatica *                                            826,800          67,694
Interact Commerce *                                      750,000           8,836
ISS Group *                                              625,000          61,699
Matrixone *                                              985,000          40,046
National Instruments *                                   600,000          26,212
net.Genesis *                                            775,000          14,023
NetIQ *                                                1,022,669          60,977
Parametric Technology *                                2,561,700          28,099
Selectica *                                              675,000          47,145
Synopsys *                                             1,250,000          43,164
Verity *                                                 850,000          32,300
Websense *                                               232,000           5,815
                                                                   -------------
                                                                         678,951
                                                                   -------------

Semiconductors and Components 14.0%
Altera *                                               1,250,000         127,383
Analog Devices *                                       1,650,000         125,400
Burr Brown *                                           1,900,000         164,706
Cabot Microelectronics*                                  147,000           6,753
Cognex *                                               1,265,100          65,429
DDi *                                                    775,000          22,063
hi/fn *+                                                 660,000          29,308
Lattice Semiconductor *                                1,162,500          80,394
Linear Technology                                        600,000          38,344
Marvell Technology Group Limited *                        80,000           4,558
Maxim Integrated Products *                            2,150,000         145,998
Methode Electronics (Class A)                            600,000          23,194
Micrel *                                                 900,000          39,122

15
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--------------------------------------------------------------------------------



                                                     Shares               Value
--------------------------------------------------------------------------------
                                                                   In thousands

Molex                                               122,070       $       5,882
SIPEX *+                                          1,600,000              44,350
Xilinx *                                            950,000              78,464
                                                                  --------------
                                                                      1,001,348
                                                                  --------------

Networking and Telecom Equipment 3.8%
Accelerated Networks *                              100,000               4,216
ADC Telecommunications *                            225,000              18,865
Airnet Commerce *                                   478,000              12,518
BreezeCom *                                         300,000              13,050
Concord Communications *+                         1,500,000              61,453
Harmonic Lightwaves *                             1,000,000              24,844
JDS Uniphase *                                      400,000              47,937
Netsolve *+                                         790,000              20,614
Nuance Communications *                             350,000              29,006
Sonicwall *                                         391,500              34,464
Vyyo *                                              315,000               8,515
                                                                  --------------
                                                                        275,482
                                                                  --------------

Computer Hardware/Peripherals 0.6%
Electronics for Imaging *                         1,500,000              37,875
MIPS Technologies *                                 200,000               8,494
                                                                  --------------
                                                                         46,369
                                                                  --------------
E-Commerce 3.7%
Bluestone Software *                                150,000               3,848
CYBERSOURCE *                                       750,000              10,383
GoTo.com *                                          675,000              10,357
Keynote Systems *                                   665,000              46,405
Liberate Technologies *                             980,000              28,757
Loislaw *                                           770,000               6,449
PSINet *                                          1,700,000              42,659
PurchasePro.com *                                 1,000,000              41,031
WebTrends *+                                      1,750,000              67,430
Zonafinanciera.com (Series C) *+++                1,190,760               5,000
                                                                  --------------
                                                                        262,319
                                                                  --------------
Total Technology                                                      2,264,469
                                                                  --------------


16
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------



                                                           Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

BUSINESS SERVICES 26.6%

Telecom Services 5.4%
Airgate PCS *                                             250,000  $      13,148
Alamosa PCS Holdings *                                    103,300          2,172
AT&T Canada (Class B) *                                   800,000         26,500
Brightpoint *                                           1,500,000         12,961
Choice One Communications *                               500,000         20,422
Clearnet Communications *                                 200,000          5,587
Crown Castle International *                              107,300          3,913
Cypress Communications *                                  500,000          3,594
ICG Communications *                                      750,000         16,617
Intermedia Communications *                               350,000         10,391
ITC Deltacom *                                            500,000         11,141
Metromedia International *                              1,000,000          4,750
MGC Communications *                                      300,000         17,991
Microcell Telecommunications *                            750,000         27,211
Millicom International Cellular *                         600,000         20,981
Net2000 *                                                 177,000          2,904
NTL *                                                     416,665         24,961
Pinnacle Holdings *                                       400,000         21,450
Rhythms NetConnections *                                  400,000          5,025
SBA Communciations *                                      500,000         25,984
Spectrasite Holdings *                                    750,000         21,305
US Unwired (Class A) *                                    500,000          6,594
VoiceStream Wireless *                                    700,000         81,419
                                                                         387,021
                                                                   -------------
Computer Services 3.3%
Affiliated Computer Services (Class A) *                1,534,800         50,744
BISYS Group *                                           1,000,000         61,812
Inspire Insurance Solutions *                             600,000          1,763
NOVA *                                                  1,707,600         47,706
Paychex                                                   750,000         31,500
SunGard Data Systems *                                  1,478,700         45,840
                                                                         239,365
                                                                   -------------
Distribution 1.9%
Daisytek International *                                  700,000          6,628
Henry Schein *                                          2,000,000         34,437


17
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------



                                                          Shares           Value
--------------------------------------------------------------------------------
                                                                    In thousands

MSC *                                                  1,750,000   $      36,641
United Stationers *                                    1,000,000          32,406
Watsco (Class A)                                       2,000,000          25,000
                                                                         135,112
                                                                   -------------
Transportation 0.7%
C.H. Robinson Worldwide                                  210,000          10,388
EGL *                                                  1,302,800          39,980
                                                                          50,368
                                                                   -------------
Media and Advertising 6.3%
ADVO *                                                 1,155,000          48,510
Catalina Marketing *                                     835,000          85,170
Classic Communications *                                 400,000           3,612
Clear Channel Communications *                           499,999          37,500
E4L *                                                  1,000,000             813
Emmis Broadcasting (Class A) *                           600,000          24,844
Entercom Communications *                                150,000           7,312
Infinity Broadcasting (Class A) *                      2,470,077          90,003
Lamar Advertising *                                      875,000          37,926
Mediacom Communications (Class A) *                      600,000           9,225
NDS Group *                                              105,000           6,569
Pegasus Communications *                               1,500,000          73,453
Radio Unica Communications *                             100,000             683
Regent Communications *                                  250,000           2,145
Sinclair Broadcast Group (Class A) *                   1,535,000          16,837
Young Broadcasting (Class A) *                           332,300           8,505
                                                                         453,107
                                                                   -------------
Environmental 0.5%
Casella Waste Systems (Class A) *                      1,000,000          10,719
Catalytica *                                             250,000           2,742
U.S. Liquids *                                           350,000           1,925
Waste Connections *                                      850,000          16,761
                                                                          32,147
                                                                   -------------
Engineering and Construction 0.5%
Tetra Tech *                                           1,250,000          28,633
Toll Brothers *                                          500,000          10,250
                                                                          38,883
                                                                   -------------
Miscellaneous Business Services 7.7%
AnswerThink *                                            660,400          10,897


18
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------



                                                          Shares           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Breakaway Solutions *                                    100,000   $       2,709
Cambridge Technology Partners *                          884,700           7,727
Cape Success *                                            46,320               0
Cape Success (Series B) *                                  3,584               0
Comfort Systems USA *                                  1,750,000           7,000
Consolidated Graphics *                                  600,000           5,625
Corporate Executive Board *                              200,000          12,175
eLoyalty *                                               925,000          11,736
Emerge Interactive *                                     400,000           7,200
F. Y. I. *                                               750,000          25,219
Forrester Research *                                     100,000           7,278
Global Imaging Systems *+                              1,100,000          11,516
Hagler Bailly *+                                       1,250,000           6,172
Heidrick & Struggles International *                     500,000          31,547
iGATE Capital *                                          250,000           3,445
Immedient *                                               13,056              95
Infousa                                                1,405,300           9,112
Interpublic Group                                      1,100,600          47,326
Iron Mountain *                                          700,000          23,800
Jupiter Communications *                                 162,000           3,731
kforce.com *                                           1,800,000          12,431
Leapnet *+                                             1,573,792           4,943
META Group *+                                          1,125,000          22,008
Modis Professional Services *                            750,000           6,656
New England Business Service                             200,000           3,250
Orthodontic Centers of America *+                      2,750,000          62,219
Prepaid Legal Services *                                 500,000          14,937
ProBusiness Services *                                   500,000          13,172
ProsoftTraining *++(SS)                                  500,000           7,552
ProsoftTraining.com *                                    675,000          11,327
SITEL *                                                1,500,000           7,406
SmartForce ADR *                                         500,000          23,969
Snyder Communications *                                  702,000          16,672
StaffMark *                                            1,250,000           8,340
Symyx Technologies *                                      90,000           3,842
Tier Technologies (Class B) *                          1,250,000           6,699
Trammell Crow *                                        1,250,000          13,437

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------



                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

U.S. Interactive                                        603,300    $       7,824
Viant *                                                 500,000           14,828
West TeleServices *                                     545,300           13,820
Xpedior *                                               400,000            5,513
Zebra Technologies (Class A) *                          744,000           32,829
                                                                   -------------
                                                                         547,984
                                                                   -------------
Real Estate Services 0.3%
CoStar Group *                                          250,000            6,274
Delta Pine & Land                                       500,000           12,531
                                                                   -------------
                                                                          18,805
                                                                   -------------
Total Business Services                                                1,902,792
                                                                   -------------

ENERGY 4.5%

Exploration and Production 0.7%
Barrett Resources *                                     450,000           13,697
Cross Timbers Oil                                       500,000           11,062
Devon Energy                                            300,387           16,878
Noble Affiliates                                        200,000            7,450
                                                                   -------------
                                                                          49,087
                                                                   -------------
Energy Services 3.8%
BJ Services *                                         1,400,000           87,500
Coflexip ADR                                            400,000           24,150
Cooper Cameron *                                        500,000           33,000
Helmerich & Payne                                       600,000           22,425
Key Energy *                                          3,250,000           31,281
National Oilwell *                                      350,000           11,506
Seacor Smit *                                           375,000           14,508
Smith International *                                   500,000           36,407
Tidewater                                               300,000           10,800
                                                                   -------------
                                                                         271,577
                                                                   -------------
Total Energy                                                             320,664
                                                                   -------------

INDUSTRIAL 0.8%

Paper and Forest Products 0.1%
Lydall *                                                500,000            5,313
                                                                   -------------
                                                                           5,313
                                                                   -------------

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------



                                                           Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

Machinery 0.7%
Encompass Services *                                      884,907  $       5,088
Teleflex                                                  600,000         22,238
United Rentals *                                        1,500,000         25,687
                                                                   -------------
                                                                          53,013
                                                                   -------------
Total Industrial                                                          58,326
                                                                   -------------

BASIC MATERIALS 0.1%

Miscellaneous Materials 0.1%
Energy Conversion Devices, Warrants, 7/31/01 *            400,000          4,037
                                                                   -------------
Total Basic Materials                                                      4,037
                                                                   -------------
Total Miscellaneous Common Stock 0.3%                                     23,919
                                                                   -------------
Total Equity Investments (Cost $4,443,449)                             6,781,065
                                                                   -------------

SHORT-TERM INVESTMENTS 4.8%

Money Market Fund 4.8%
Reserve Investment Fund, 6.68%, #+                    342,740,800        342,741
                                                                   -------------
Total Short-Term Investments (Cost $342,741)                             342,741
                                                                   -------------

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands
Total Investments in Securities
99.5% of Net Assets (Cost $4,786,190)                              $   7,123,806

Other Assets Less Liabilities                                             38,722

                                                                   -------------
NET ASSETS                                                         $   7,162,528

                                                                   =============
     #   Seven-day yield
     +   Affiliated company
     *   Non-income producing
   (S)   Private placement
    ++ Securities contain some restrictions as to public resale - total of such securities at period-end amounts to 0.3% of net assets.
    ** Common stocks, rights, and warrants - cost $4,434,449, value $6,722,065, 94.5% of net assets Preferred stocks - cost $4,000, value $4,000, 0.1% of net assets
         Convertible preferred stocks - cost $5,000, value $5,000, 0.1% of net assets
   ADR   American Depository Receipt

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value
  Affiliated companies (cost $949,996)                              $ 1,014,616
  Other companies (cost $3,836,194)                                   6,109,190
                                                                    -----------
  Total investments in securities                                     7,123,806
Other assets                                                             82,354
                                                                    -----------
Total assets                                                          7,206,160

Liabilities
Total liabilities                                                        43,632

                                                                    -----------
NET ASSETS                                                          $ 7,162,528
                                                                    ===========
Net Assets Consist of:
Accumulated net investment income - net of distributions            $   (17,833)
Accumulated net realized gain/loss - net of distributions               860,962
Net unrealized gain (loss)                                            2,337,616
Paid-in-capital applicable to 235,371,930 shares of
$1.00 par value capital stock outstanding;
300,000,000 shares authorized                                         3,981,783
                                                                    -----------
NET ASSETS                                                          $ 7,162,528
                                                                    ===========

NET ASSET VALUE PER SHARE                                           $     30.43
                                                                    ===========

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                       6 Months
                                                                          Ended
                                                                        6/30/00
Investment Income (Loss)

Income
  Interest (including $9,437 from affiliated companies)               $   9,437
  Dividend                                                                2,151
                                                                      ---------
  Total income                                                           11,588
                                                                      ---------
Expenses
  Investment management                                                  22,341
  Shareholder servicing                                                   6,747
  Custody and accounting                                                    160
  Prospectus and shareholder reports                                        127
  Registration                                                               68
  Legal and audit                                                            14
  Directors                                                                   9
  Miscellaneous                                                              23
                                                                      ---------
  Total expenses                                                         29,489
  Expenses paid indirectly                                                  (68)
                                                                      ---------
  Net expenses                                                           29,421
                                                                      ---------
  Net investment income (loss)                                          (17,833)
                                                                      ---------

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                  663,587
Change in net unrealized gain or loss on securities
(including $77,869 from affiliated companies)                           (19,724)
                                                                      ---------
Net realized and unrealized gain (loss)                                 643,863
                                                                      ---------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $ 626,030
                                                                      =========

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                        6 Months          Year
                                                           Ended         Ended
                                                         6/30/00      12/31/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                       $   (17,833)   $   (32,602)
  Net realized gain (loss)                               663,587        764,303
  Change in net unrealized gain or loss                  (19,724)       753,938
                                                     --------------------------
  Increase (decrease) in net assets from operations      626,030      1,485,639
                                                     --------------------------
Distributions to shareholders
  Net realized gain                                           --       (593,298)
                                                     --------------------------
Capital share transactions *
  Shares sold                                          1,323,163        787,313
  Distributions reinvested                                    --        571,898
  Shares redeemed                                       (808,661)    (1,458,035)
                                                     --------------------------
  Increase (decrease) in net assets from capital
  share transactions                                     514,502        (98,824)
                                                     --------------------------

Net Assets
Increase (decrease) during period                      1,140,532        793,517
Beginning of period                                    6,021,996      5,228,479
                                                     --------------------------
End of period                                        $ 7,162,528    $ 6,021,996
                                                     ==========================


*Share information
  Shares sold                                             44,205         33,180
  Distributions reinvested                                    --         23,390
  Shares redeemed                                        (27,536)       (61,913)
                                                     --------------------------
  Increase (decrease) in shares outstanding               16,669         (5,343)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price New Horizons Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

      on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

      Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,907,440,000 and $1,519,881,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $4,786,190,000. Net unrealized gain aggregated $2,337,616,000 at period-end, of which $3,080,840,000 related to appreciated investments and $743,224,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $3,800,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and main-

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

tains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $4,863,000 for the six months ended June 30, 2000, of which $992,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 10.3% of the outstanding shares of the fund at June 30, 2000. For the six months then ended, the fund was allocated $802,000 of Spectrum expenses, $138,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $9,437,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price
   Investment Services, Inc.,  Member NASD/SIPC.

 **Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By  touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.